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                                                                     EXHIBIT 4.8



                       TRANSAMERICAN REFINING CORPORATION

                         SECURITY AND PLEDGE AGREEMENT

                                       by

                       TRANSAMERICAN REFINING CORPORATION

                                  in favor of

                        TRANSAMERICAN ENERGY CORPORATION





                           Dated as of June 13, 1997
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                       TRANSAMERICAN REFINING CORPORATION
                         SECURITY AND PLEDGE AGREEMENT

              This Security and Pledge Agreement (this "Agreement") is made and entered into as of June 13, 1997 by TransAmerican Refining Corporation, a Texas corporation (the "Company"), in favor of TransAmerican Energy Corporation (the "Lender").

                                    RECITALS

              WHEREAS, the Company has entered into that certain Loan Agreement dated as of June 13, 1997 (the "TARC Intercompany Loan Agreement") executed by the Company in favor of the Lender; and

              WHEREAS, the Company's obligations under the TARC Intercompany Loan Agreement are further evidenced by that certain promissory note in the amount of $920,000,000 dated as of June 13, 1997 (the "TARC Intercompany Note"), and executed by the Company in favor of the Lender; and

              WHEREAS, the obligations of the Company under the TARC Intercompany Note and the TARC Intercompany Loan Agreement are secured by that certain Act of Mortgage, Security Agreement and Financing Statement dated as of June 13, 1997 (the "TARC Mortgage"); and

              WHEREAS, in order to secure the payment and performance in full of the obligations of the Company under the TARC Intercompany Loan Agreement, the parties hereto desire to set forth their mutual understanding and certain agreements regarding the terms and conditions of the grant of a security interest in the Company UCC Collateral, the Assigned Collateral and the Pledged Collateral (as defined below);

              NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lender hereby agree as follows:

       Section 1. Definitions.

              (a) As used in this Agreement, capitalized terms not otherwise defined herein have the meanings set forth in the TARC Intercompany Loan Agreement, and the following terms shall have the respective meanings set forth below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

              "Assigned Collateral" shall have the meaning assigned to that term in Section 2 of this Agreement.

              "Collateral" shall have the meaning assigned to that term in
       Section 2 of this Agreement.

              "Default" and "Event of Default" shall have the meanings assigned to those terms in Section 6(a) of this Agreement.

              "Disbursement Account" means the account or accounts owned by the Company and created by that certain Disbursement Agreement by and among the Company, the Lender, the disbursement agent named therein, or its successor, and the construction supervisor named therein, as amended pursuant to the terms thereof.
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              "Equipment" shall mean and include all now owned or hereafter acquired Vehicles, rolling stock and related equipment and other assets accounted for as equipment by the Company in its financial statements, all proceeds thereof, and all documents of title, books, records, ledger cards, files, correspondence and computer files, tapes, disks and related data processing software that at any time evidence or contain information relating to the foregoing; provided, however, that "Equipment" shall not include any assets constituting part of the Company's refinery or used in the Company's processing or storage operations.

              "GAAP" means generally accepted accounting principles of the United States of America, consistently applied.

              "Obligations" shall have the meaning assigned to that term in
       Section 2 of this Agreement.

              "Indebtedness" means the following indebtedness and liabilities of the Company (and any extensions, renewals, refunding, increases, substitutions, replacements, consolidations, modifications or rearrangements of such indebtedness and liabilities, regardless of whether the Company executes any extension agreement or renewal instrument):

                     (i) all amounts advanced or expended by the Lender under the TARC Intercompany Loan Agreement and/or under or in connection with this Agreement, all reasonable costs and out-of-pocket expenses (excluding expenses representing administrative overhead) at any time and from time to time incurred by the Lender in connection with the administration and/or enforcement of this Agreement (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel employed by the Lender in connection therewith), and all indemnities at any time and from time to time payable hereunder to the Lender, and

                     (ii) all principal, premium and accrued interest owing on the TARC Intercompany Note, and

                     (iii) all other amounts payable by the Company under the TARC Intercompany Loan Agreement.

              "Inventory" shall mean and include, feedstocks, refined products, chemicals and catalysts, other supplies and storeroom items and similar items accounted for as inventory by the Company on its financial statements, all proceeds thereof, and all documents of title, books, records, ledger cards, files, correspondence, and computer files, tapes, disks and related data processing software that at any time evidence or contain information relating to the foregoing.

              "Pledged Collateral" shall have the meaning assigned to that term in Section 2 of this Agreement.

              "Receivables" shall mean and include, any and all now owned or hereafter acquired "accounts" as such term is defined in Article 9 of the Uniform Commercial Code in the State of New York, all products and proceeds thereof, and all books, records, ledger cards, files, correspondence, and computer files, tapes, disks or software that at any time evidence or contain information relating to the foregoing.





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              "UCC" means the Uniform Commercial Code as in effect in the State of New York.

              "Vehicles" means all trucks, automobiles, trailers and other vehicles covered by a certificate of title.

              (b) All terms used in this Agreement which are defined in the UCC, other than those which are defined in the Indenture or specifically defined in Section 1(a) above, shall have the same meaning herein as in the UCC.

       Section 2. Grant of Security Interest.

              (a) The Company hereby grants to the Lender, to secure the payment and performance in full of the Obligations, a security interest in and a lien on and so pledges and assigns to the Lender all of the Company's right, title and interest in, to and under any and all of the following described property, assets and rights, in each case, wherever located, whether now owned or hereafter acquired or arising, all accessions and additions thereto, all substitutions and replacements therefor, and all proceeds and products thereof and assigns all rights in and to all collateral securing the following described property, assets and rights:

                     (i) all personal and fixture property of every kind and nature including, without limitation, all furniture, fixtures, raw materials, goods, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments (including certificated securities), deposit accounts and all general intangibles including, without limitation, all uncertificated securities, tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics (any and all such property being the "Company UCC Collateral"); provided, however, that nothing herein shall be construed to include within and there is expressly excluded from, the Company UCC Collateral, any now owned or hereafter acquired Equipment, Inventory or Receivables .

              (b) The Company also pledges to the Lender, and grants to the Lender a security interest in all of the Company's right, title and interest in, to and under any and all of the following described property, rights and interests, in each case, wherever located, whether now owned or hereafter acquired or arising, all accessions and additions thereto, all substitutions and replacements therefor, and all proceeds and products thereof (collectively, the "Pledged Collateral"):

                     (i) all of the issued and outstanding shares of common stock identified on Schedule 2(b) attached hereto of any other subsidiary of the Company presently existing or hereafter created or acquired (the "Pledged Subsidiaries") therein set forth;





                                       3
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                     (ii)   all other shares of common stock or other equity
              securities now or hereafter acquired by the Company in any manner issued by the Pledged Subsidiaries, and the certificates representing such securities, and any present or future options, warrants or other rights to subscribe for or purchase any property described in Schedule 2(b)(i) or any notes, bonds, debentures or other evidences of indebtedness now or hereafter owned or acquired by the Company in any manner that (A) are at any time convertible, exchangeable or exercisable into capital stock or other equity securities of the Pledged Subsidiaries or
              (B) have or at any time could by their terms have voting rights with respect to any matter affecting the Pledged Subsidiaries and all securities, certificates and instruments representing or evidencing ownership of any of the property described in Schedule 2(b) hereof; and

                     (iii) all proceeds and products of the foregoing and distributions thereof or with respect thereto, including without limitation dividends, distributions, cash, instruments and other property or securities, now or hereafter at any time or from time to time received or receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the foregoing.

              (c) The Company hereby also assigns to the Lender and grants to the Lender a security interest in, pledge of and lien on, the Disbursement Account and all investments, securities, financial assets credited thereto and security entitlements with respect thereto and all certificates and instruments, if any, from time to time representing or evidencing the Disbursement Account or any property credited thereto, whether now owned by the Company or existing or hereafter acquired, created or arising including the proceeds thereof (the "Assigned Collateral" and, together with the Company UCC Collateral and the Pledged Collateral, the "Collateral").

                     Subject to any Permitted Liens, pursuant to the terms hereof, the Company has endorsed, assigned and delivered to the Lender or such other Person that the Lender has designated as its agent to hold for perfection purposes all negotiable or non-negotiable instruments (including certificated securities) and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Lender may have specified. In the event that the Company shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments (including certificated securities) or chattel paper to be pledged by it hereunder, the Company shall, subject to Permitted Liens, forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify. To the extent that any securities are uncertificated, appropriate book-entry transfers reflecting the pledge of such securities created hereby have been or, in the case of uncertificated securities hereafter acquired by the Company, will at the time of such acquisition be, duly made for the account of the Lender or one or more nominees of the Lender with the issuer of such securities or other appropriate book-entry facility or financial intermediary, with the Lender having at all times the right to obtain definitive certificates (in the Lender's name or in the name of one or more nominees of the Lender) where the issuer customarily or otherwise issues certificates, all to be held as Collateral hereunder. The Company hereby acknowledges that the Lender may, in its discretion, appoint one or more financial institutions to act as the Lender's agent in holding in custodial accounts instruments or other financial assets, including securities, in which the Lender is granted a security interest hereunder, including, without limitation, certificates of deposit and other instruments evidencing short term obligations.





                                       4
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              (d)    The inclusion of proceeds in this Agreement does not
       authorize the Company to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized hereby or under the Indenture.

              (e) This Agreement secures the prompt and complete (i) payment of all obligations of the Company to the Lender under the TARC Intercompany Note, whether such obligations are now existing or hereafter arising, and all renewals, extensions, amendments, supplements and rearrangements thereof and (ii) payment and performance of all covenants and conditions by the Company contained herein and in the TARC Intercompany Loan Agreement in each case whether for principal, interest, prepayment premium, taxes, costs, losses, compensation, reimbursements, fees, expenses or any other amount payable to the Lender under the terms of this Agreement (all such obligations, covenants and conditions described in the foregoing clauses (i) and (ii) being hereinafter collectively referred to as the "Obligations").

              (f) Notwithstanding anything herein to the contrary, the stock of any Unrestricted Subsidiary shall not constitute Collateral hereunder.

       Section 3. Representations and Warranties. The Company represents and warrants, as of the date hereof, to the Lender as follows:

              (a) The chief executive office and principal place of business of the Company is located at 1300 N. Sam Houston Parkway East, Suite 320, Houston, Harris County, Texas 77032. Any and all Collateral not delivered to the Lender or its designated agent is and will continue to be located only in the States of Texas and Louisiana.

              (b) The Company is the legal and beneficial owner of all of the Collateral free and clear of any lien, security interest, charge or encumbrance of any kind or nature, except for the lien and security interest created hereby and for Permitted Liens, and has not made any other pledge, assignment, mortgage, hypothecation or transfer of the Collateral except as permitted hereunder or under the TARC Intercompany Loan Agreement. Except for the lien and security interest created hereby, all of the Collateral is free from any material credit, deduction, allowance, defense, dispute, setoff or counterclaim and there is no material extension or indulgence with respect thereto. The Pledged Collateral is not subject to any put, call, option or other right in favor of any other person whatsoever.

              (c) The Pledged Collateral is accurately described in Schedule 2(b) hereto and has been duly authorized and validly issued and non-assessable.

              (d) This Agreement has been duly executed and delivered by the Company and creates a valid security interest in, and lien on, the Collateral securing the payment of the Indebtedness. Upon the delivery of physical certificates evidencing the Pledged Collateral to the Lender or its designated agent and the making of the filings and the taking of all other actions necessary to perfect the security interests created hereby, including, without limitation, those actions specified in
       Section 2(b) and Section 4, the security interests created by this Agreement will be duly perfected security interests subject to no equal or prior lien, security interest or encumbrance of any kind or nature other than Permitted Liens.





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              (e)    The Company has the requisite corporate power and
       authority to pledge the Collateral in the manner hereby done or contemplated and to defend its title thereto against the lawful claims of all persons whomsoever.

              (f) Neither the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, nor the transactions herein contemplated will (i) violate the Company's charter or bylaws, (ii) violate the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which the Company is a party, (iii) violate any law, order, rule or regulation applicable to the Company of any court or any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its properties, or (iv) result in or require the creation or imposition of any lien (other than the lien contemplated hereby), upon or with respect to any of the property now owned or hereafter acquired by the Company, which violation or conflict would have a material adverse effect on the financial condition, business, assets or liabilities of the Company or on the value of the Collateral or a material adverse effect on the security interests hereunder.

              (g) The Pledged Collateral includes the issued and outstanding shares of Common Stock of the Pledged Subsidiaries as described in
       Schedule 2(b) attached hereto, and as of the date of execution hereof, there are no outstanding options, warrants or other rights to subscribe for or purchase any property described in Schedule 2(b) or any notes, bonds, debentures or other evidences of indebtedness that (i) are at any time convertible into capital stock of the Pledged Subsidiaries or (ii) have or at any time could by their terms have voting rights with respect to any matters affecting the Pledged Subsidiaries.

              (h) No consent or approval which has not been obtained prior to the date hereof of any other person or entity and no authorization, approval or other action (other than delivery of physical certificates evidencing the Pledged Collateral) by, and no notice to or filing with any governmental body (other than UCC filings), regulatory authority or securities exchange, was or is necessary as a condition to the validity of the pledge hereunder of the Collateral, and such pledge is effective to vest in the Lender the rights of the Lender in the Collateral as set forth herein. There are no restrictions on the transferability of any of the Collateral transferred or delivered by the Company hereunder or, except for restrictions related to federal and state securities laws governing the sale of "restricted stock" or "control stock," with respect to the foreclosure, transfer or disposition thereof by the Lender.

       Section 4.Covenants.   During the term of this Agreement and until all
the Obligations with respect to the Indebtedness have been fully and finally paid and discharged in full, the Company covenants and agrees with the Lender that:

              (a) Except as permitted by the TARC Intercompany Loan Agreement or in the ordinary course of business, the Company will not make any compromise or settlement with respect to the Collateral without notice to or consent of the Lender.

              (b) The Company shall deliver to the Lender or its designated agent concurrently with the execution of this Agreement or, to the extent acquired subsequent to the date of execution hereof, including without limitation Pledged Collateral issued by a newly created or acquired Subsidiary, immediately upon the Company's acquisition thereof:
       (i) all certificates and instruments representing the Pledged Collateral and a revised Schedule 2(b), and (ii) all





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       certificates and instruments representing each other item of Collateral
       (including all certificates, instruments and notes representing any such Company UCC Collateral). Any and all Pledged Collateral delivered to the Lender or its designated agent shall be accompanied by undated duly executed powers in blank and by such other instruments of transfer or documents as the Lender may reasonably request. The Lender may hold the certificates representing the Pledged Collateral delivered to it in its own name or in the name of its nominee, all in form and substance satisfactory to the Lender.

              (c) From time to time, the Company shall, at its own expense, promptly give, execute, deliver, file and/or otherwise formalize any such notice, statement, instrument, document, agreement or other papers, and do all such other acts and things, as may be necessary or desirable, or as the Lender may reasonably request, in order to create, evidence, preserve, perfect, validate or continue any lien or security interest created pursuant to this Agreement or to enable the Lender to exercise or enforce its rights hereunder with respect to such lien or security interest, or otherwise further to effect the purposes of this Agreement. Without limiting the generality of the foregoing, the Company shall, at any time or from time to time upon the request of the Lender and at the Company's own expense, execute, acknowledge, witness, deliver, file and/or record such financing and continuation statements, notices, additional assignments and other documents or instruments (all of which shall be in form and substance satisfactory to the Lender and its counsel) as the Lender may from time to time reasonably request for the perfection of the liens and security interests created hereby.

              (d) The Company shall promptly notify the Lender (i) of any material changes in any fact or circumstance represented or warranted by the Company with respect to any material portion of the Collateral, (ii) of any material impairment of the Collateral and (iii) of any claim, action or proceeding affecting title to all or any of the Collateral.

              (e) Except for the liens and security interests created by this Agreement and the Permitted Liens in the Collateral, the Company shall at its own expense defend the Collateral against any and all liens, claims, security interests and other encumbrances or interests, howsoever arising and shall maintain and preserve the security interest granted hereunder with respect to the Collateral as long as this Agreement shall remain in full force and effect. The Company shall not make any other pledge, assignement, mortgage, hypothecation or transfer of the Collateral except as permitted hereunder or under the TARC Intercompany Loan Agreement.

              (f) The Company shall at all times keep accurate and complete records with respect to the Collateral, including, without limitation, records of all payments made, credit granted and proceeds received in connection therewith.

              (g) The Company shall not relocate its principal place of business or chief executive office to a county or state other than that specified in Section 3(a) of this Agreement unless the Company gives 30 days' prior written notice to the Lender, which notice shall specify the county and state into which such relocation is to be made. The Collateral, to the extent not delivered to the Lender pursuant to
       Section 2, will be kept at those locations listed on the Perfection Certificate delivered to the Lender herewith in the form attached as Exhibit A hereto and the Company will not remove the Collateral from such locations, without providing at least 30 days' prior written notice to the Lender.





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
              (h) The Company will keep the Collateral in good order and repair, except in situations where not to do so would not be material, and will not use the same in violation of law or any policy of insurance thereon. The Lender, or its designee, may inspect the Collateral at any reasonable time, wherever located.

              (i) The Lender, or its representative, shall at all times have full and free access during normal business hours to all of the books, correspondence and records of the Company relating to the Collateral (other than information that is privileged and confidential) and the Lender and its representatives may examine the same, make abstracts therefrom and make photocopies thereof, and the Company agrees to render to the Lender, at the Company's cost and expense, such clerical and other assistance as may be reasonably requested by the Lender with regard thereto.

              (j) The Company shall not permit any of the Pledged Subsidiaries to issue to the Company any securities of the type required to be pledged hereunder unless such securities are promptly pledged and delivered hereunder to the Lender or its designated agent in accordance with Section 2(b).

              (k) If, while this Agreement is in effect, any stock dividend, stock split, reclassification, readjustment, reorganization, merger, consolidation, exchange offer, tender offer or other change in the capital structure, including the creation of any subscription or other rights relating to the Pledged Collateral, is declared or made, or proposed to be declared or made, by any of the Pledged Subsidiaries or any other issuer of the Collateral, all substituted and additional securities or interest issued with respect to the Collateral and evidenced by certificates shall be endorsed in blank by the Company promptly upon receipt thereof or otherwise appropriately transferred to the Lender in negotiable form, and all certificates or instruments evidencing such securities shall be delivered to the Lender to be held under the terms of this Agreement in the same manner as, and as a part of, the Collateral. All Pledged Collateral shall be evidenced by one or more certificates. Any securities that may be issued upon exercise of any subscription or other rights relating to the Pledged Collateral shall be endorsed in blank and delivered to the Lender with any necessary powers.

       Section 5. Powers of the Secured Party.

              (a) The Company hereby irrevocably designates and appoints the Lender as its attorney-in-fact, with full power of substitution, for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument, including,without limitation, any financing statement or continuation statement, and taking any other action to maintain the validity, perfection, priority and enforcement of the security interest intended to be created hereunder, that the Lender may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

              (b) Without limiting the generality of Section 5(a) hereof, the Company hereby irrevocably authorizes and empowers the Lender, upon the occurrence and during the continuation of any Event of Default, at the expense of the Company, either in the Lender's own name or in the name of the Company, at any time and from time to time:

                     (i) to ask, demand, receive, issue a receipt for, give acquittance for, settle and compromise any and all monies which may be or become due or payable or remain unpaid at any time or times to the Company, and any and all other property which may be or become deliverable at any time or times to the Company, under or with respect to the Collateral;

                     (ii) to endorse any drafts, checks, orders or other instruments for the payment of money payable to the Company on account of the Collateral (including any such draft, check, order or instrument issued by any insurance company payable jointly to the Company and the Lender); and

                     (iii) to settle, compromise, prosecute or defend any action, claim or proceeding, or take any other action, all either in its own name or in the name of the Company or otherwise, which the Lender may deem to be necessary or advisable for the purpose of exercising and enforcing its powers and rights under this Agreement or in furtherance of the purposes hereof, including any action which by the terms of this Agreement is to be taken by the Company.

              (c) Nothing in this Agreement shall be construed as requiring or obligating the Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any other action with respect to any of the Collateral or any part thereof or the amounts due or to become due in respect thereof or any property covered thereby, or to collect or enforce the payment of any amounts assigned to it or to which it may otherwise be entitled hereunder at any time or times other than to account for amounts or Collateral received.

              (d) The Lender shall be entitled at any time to file this Agreement, or a carbon, photographic or any other reproduction of this Agreement, as a financing statement, but the failure of the Lender to do so shall not impair the validity or enforceability of this Agreement. The Lender shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or the Lender's rights in or to, any of the Collateral.

              (e) In its discretion, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Company agrees to reimburse the Lender on demand for any and all reasonable expenditures so made with interest on unpaid amounts at the maximum rate permitted by law. The Lender shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

              (f) Anything herein to the contrary notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any





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
       performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times other than to account for amounts or Collateral received, and no action taken or omitted shall give rise to any defense, counterclaim or right of action against the Lender, unless the Lender's actions are taken or omitted to be taken with gross negligence or bad faith or constitute willful misconduct. The Lender's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

              (g) If an Event of Default has occurred and is continuing, the Lender may at any time, at its option, transfer to itself or any nominee any securities constituting the Pledged Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Indebtedness. Regardless of whether any Indebtedness is due, the Lender may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Indebtedness, any deposits or other sums at any time credited by or due from the Lender to the Company may at any time be applied to or set off against any of the Indebtedness.

              (h) If an Event of Default shall have occurred and be continuing, the Company shall, at the request of the Lender, notify obligors on chattel paper and general intangibles of the Company and obligors on instruments for which the Company is an obligee of the security interest of the Lender in any chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender's agent therefor, and the Lender may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Company, so notify said obligors. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of chattel paper, general intangibles and instruments received by the Company as trustee for the Lender without commingling the same with other funds of the Company and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of chattel paper, general intangibles and instruments received by the Lender to the Indebtedness, such proceeds to be immediately entered after final payment in cash of the items giving rise to them.

       Section 6.Voting Rights, Dividends, Etc.

              (a) Until an Event of Default shall have occurred and be continuing:

                     (i) except as otherwise provided in this Agreement, the Company shall be entitled to exercise any and all voting or consensual rights and powers, including subscription rights, in relation to the Pledged Collateral; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would materially impair the securities or the value thereof or violate any provision of this Agreement, the Indenture or any other ancillary document;

                     (ii) except as otherwise provided in this Agreement, the Company shall be entitled to receive and retain any and all dividends, distributions or other payments in respect of the Pledged Collateral and the Lender, upon receipt of any of the foregoing, shall promptly pay or distribute the same to the Company, and, to the extent so permitted, any distributions received by the Company and transferred to other persons shall pass free and clear of the lien and security interest hereof; and

                     (iii) the Lender shall execute and deliver to the Company or cause to be executed and delivered to the Company, all such proxies, powers of attorney, dividend orders and other instruments as the Company may reasonably request for the purpose of enabling it to exercise the voting or consensual rights and powers which the Company is entitled to exercise pursuant to the foregoing Section 6(a)(i) or to receive the dividends, distributions or other payments which the Company is authorized to retain pursuant to the foregoing Section 6(a)(ii).

              (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Company to exercise the voting or consensual rights and powers which the Company would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends, distributions and other payments which the Pledgor would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Lender, which shall then have the sole and exclusive right and authority to exercise, in its sole discretion, all such voting and consensual rights and powers and to receive and retain as Collateral all such dividends, distributions and other payments. Without limiting the foregoing, in such event the Lender may exercise all voting and corporate rights at any meeting of any corporation issuing any such securities and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any such securities as if it were the absolute owner thereof, including, without limitation, the rights to exchange at its discretion, any and all such securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any such securities or upon the exercise by any such issuer or the Lender of any right, privilege or option pertaining to any such securities, and, in connection therewith, to deposit and deliver any and all securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for the property actually received by it, but the Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and the Lender shall not be responsible for any failure to do so or delay in so doing.

       Section 7. Default.

              (a) It shall constitute a Default or an Event of Default under this Agreement if a "Default" or an "Event of Default" shall occur under the Indenture.

              (b) If an Event of Default shall have occurred and is continuing and if the maturity of the Note is accelerated under the provisions of the TARC Intercompany Loan Agreement, in addition to any other rights and remedies that may be available to the Lender under the UCC or the TARC Intercompany Loan Agreement or under Section 5(a) or 5(b) of this Agreement or otherwise under this Agreement or at law, the Lender shall also have the following rights and powers:

                     (i) The Lender may, without being required to give any notice except as hereinafter provided, sell the Collateral, or any part thereof, at public or private sale, for cash, upon credit or for future delivery and at such price or prices as the Lender deems satisfactory, and the Lender and/or its collateral agent may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely free from any right or claim of whatsoever kind, and the Indebtedness or any portion of the Indebtedness may be applied as a credit against the purchase price.

                     (ii) Upon any such sale, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind by or on behalf of the Company, including any equity or rights of redemption of the Company, and the Company hereby specifically waives, to the full extent permitted by applicable law, all rights of redemption, stay or appraisal which it has or may have under any rule or law or statute now existing or hereafter adopted.

                     (iii) The Lender shall give the Company ten (10) business days' written notice (which the Company agrees is reasonable notification within the meaning of Section 9.504 of the UCC) of its intention to make any such public or private sale. Such notice, in case of public sale, shall state the time and place fixed for such sale and, in case of a private sale, shall state the date after which such sale is to be made.

                     (iv) Any such public sale shall be held at such time or times within ordinary business hours and at such places as the Lender may fix in the notices of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Lender may, in its sole discretion, determine.

                     (v) The Lender shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may, without further notice, be made at any time or place to which the same shall be so adjourned.

                     (vi) In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

                     (vii) The Lender, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to exercise its remedies regarding the Collateral and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                     (viii) The Company agrees that if any Event of Default
              shall have occurred and be continuing, then the Lender shall have the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom with or without notice or process of law. The Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than the Company, the Company waives and agrees not to assert any rights or privileges which it may have under Section 9-112 of the UCC.

                     (ix) If under mandatory requirements of applicable law, the Lender shall be required to make disposition of the Collateral within a period of time that does not permit the giving of notice to the Company as hereinbefore provided, the Lender need give the Company only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of law.

                     (x) The Lender may instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral to make any payment or render any performance required by the terms of such agreement, instrument or obligation directly to the Lender or its designee.

              (c) The Lender shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale other than for its own gross negligence, willful misconduct or bad faith. The Company hereby waives, to the maximum extent permitted by applicable law, any claims against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Indebtedness, even if the Lender accepts the first offer received and does not offer such Collateral to more than one offeree.

              (d) The Lender shall not be obligated to pursue or exhaust its rights and remedies against any particular Collateral or other security for the Indebtedness before pursuing or enforcing its rights and remedies against any other Collateral or other security for the Indebtedness.

              (e)    To the extent permitted by law, the Company hereby waives
       (i) any rights to require the Lender to proceed first against any other Person, to exhaust its rights in the Collateral or other security for the Indebtedness or to pursue any other right that the Lender might have, (ii) with respect to the Note, presentment and demand for payment, protest, notice of protest and nonpayment, notice of dishonor, notice of the intention to accelerate and notice of acceleration (except as otherwise set forth in the TARC Intercompany Loan Agreement), and (iii) all rights of marshalling in respect of any and all of the Collateral.

              (f) Without precluding any other methods of sale, the Company acknowledges that the sale of the Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property. The Lender shall not be liable for any depreciation in the value of the Collateral.

              (g) The Company agrees that its obligation to deliver the Collateral is of the essence of this Agreement and that accordingly, upon application to a court of equity having jurisdiction, the Lender shall be entitled to a decree requiring specific performance by the Company of such obligation.

              (h) Remedies of the Lender are cumulative and the exercise of any one or more of the remedies provided herein shall not be construed as a waiver of any of the other remedies of the Lender.

              (i) If an Event of Default shall have occurred and be continuing, the proceeds of any sale of or other realization upon all or any part of the Collateral and any other amounts held by the Lender under this Agreement shall be applied by the Lender as provided in the Indenture.

              Any amounts remaining after such applications and the payment in full of the Note with respect to the Indebtedness shall be remitted to the Company, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

       Section 8. Registration Rights.

              (a) If the Lender shall determine to exercise the right to sell any or all of the Pledged Collateral pursuant to Section 7 hereof, and if in the opinion of counsel for the Lender it is necessary (or if in the opinion of the Lender it is advisable) to have the Pledged Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Company will cause each issuing corporation to execute and deliver, and cause the directors and officers of each thereof to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the opinion of the Lender, advisable to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold, and to make all amendments or supplements thereto and/or to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to use its best efforts to cause each such issuing corporation to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Lender shall designate and to cause each such issuing corporation to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

              (b) The Company recognizes that the Lender may be unable, or find it undesirable, to effect a public sale of any or all the Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, but may be compelled or desire to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof in violation of the Securities Act. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale, but, notwithstanding such circumstances, such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuing corporation of such securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the issuing corporation would agree to do so.

              (c) The Company further agrees to use commercially reasonable efforts to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company's expense. The Company further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against the Company, and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Indenture.

       Section 9. General Provisions.

              (a) Continuing Security Interest; Binding Effect. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until termination of the obligations of the Company under the TARC Intercompany Loan Agreement and the indefeasible payment in full thereafter of the Obligations; (b) be binding upon the Company and its successors and assigns; and (c) inure to the benefit of the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Lender may assign or otherwise transfer any of its rights under this Agreement to any other Person, and such Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise to the Lender. Upon the termination of the obligations of the Lender under the Indenture and the indefeasible payment in full thereafter of the Obligations, the Company shall be entitled to the return, upon its request and at its expense, of such of the Collateral as is in the Lender's possession and as shall not have been sold or otherwise disposed of pursuant to the terms hereof.

              (b) Security Interest Absolute. The lien and security interest created hereunder and the Company's obligations hereunder and the Lender's rights hereunder shall not be released, diminished, impaired or adversely affected by the occurrence of any one or more of the following events:

                     (i) The taking or accepting of any other security or assurance for any or all of the Indebtedness;

                     (ii) Any release, surrender, exchange, subordination or loss of any security or assurance at any time existing in connection with any or all of the Indebtedness;

                     (iii) The modification of, amendment to, or waiver of compliance with any terms of the TARC Intercompany Loan Agreement or the Note;

                     (iv) Any renewal, extension and/or rearrangement of the payment of any or all of the Indebtedness or any statement, indulgence, forbearance or compromise that may be granted or given by the Lender to the Company or any other Person;

                     (v) any neglect, delay, omission, failure or refusal of the Lender to take or prosecute any action in connection with any agreement, document or other instrument evidencing, securing or assuring the payment of any or all of the Indebtedness;

                     (vi) the illegality, invalidity or unenforceability of all or any part of the TARC Intercompany Loan Agreement or the Note; or

                     (vii) any other circumstance (other than payment in full of the Obligations) that might otherwise constitute a defense available to, or a discharge of, the Company or any party to any document in respect of the Obligations.

              (c) Amendments. This Agreement or any term hereof may be amended or changed only by an instrument in writing executed jointly by the Company and the Lender and in accordance with Article IX of the Indenture.

              (d) Remedies Cumulative. Each right, power and remedy herein specifically granted to the Lender or otherwise available to it or now or hereafter existing in law or in equity shall be cumulative and concurrent, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise (including, without limitation, all rights, powers and remedies granted to a secured party under the UCC), and each such right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time to time as often and in such order as may be deemed expedient by the Lender in its sole and complete discretion. The provisions of this Agreement may only be waived by an instrument in writing signed by the Lender, and no failure on the part of the Lender to exercise, and no delay in exercising, and no course of dealing with respect to, any such right, power or remedy, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right.
       No notice to or demand on the Company hereunder shall, of itself, entitle the Company to any other or further notice or demand in the same or similar circumstances.

              (e) Assignment. Neither this Agreement nor any interest herein or in the Collateral, or any part thereof, may be assigned by the Company without the prior written consent of the Lender, except as expressly permitted herein or in the Indenture or in the Disbursement Agreement. The Company hereby acknowledges and consents to the collateral assignment by the Lender of this Agreement and the Lender's interest in the Collateral to the Indenture Trustee, as defined in the TARC Intercompany Loan Agreement. The Company also agrees that, in the case of an Event of Default, the Indenture Trustee may exercise any rights and remedies of the Lender under this Agreement, and any reference to the "Lender" hereunder shall also include the Indenture Trustee.

              (f) Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

              (g) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity of enforceability or such provision in any other jurisdiction.

              (h) Survival. All representations and warranties contained herein, in the Indenture or made in writing by the Company in connection herewith or therewith, shall survive the execution and delivery of this Agreement, the Indenture and any documents executed in connection herewith or therewith.

              (i) Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Lender.

              (j) Waiver. To the extent permitted by applicable law the Company hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Indenture obligations and this Agreement and any requirement that the Lender protect, secure, perfect or insure any security interest or any property subject thereto or exhaust any right or take any action against the Company or any other person or entity; provided however, that the Lender shall in any event take such care in the handling of any Collateral in its possession as it takes with respect to its own property of a similar nature in its possession.

              (k) Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by facsimile or registered or certified mail, postage prepaid, return receipt requested, addressed as provided in Section 9.3 of the TARC Intercompany Loan Agreement. Any party hereto may by notice to the other party designate such additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing, if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

              (l) Conflicting Terms. In the event of any conflict or inconsistency between the terms, covenants, conditions and provisions set forth in this Agreement and the terms, covenants, conditions and provisions set forth in the Indenture, the terms, covenants, conditions and provisions of the Indenture shall prevail.

              (m) Release. The Collateral, in whole or in part, may be released in accordance with the TARC Intercompany Loan Agreement and the Indenture.

              (n) Conflicts. If any provision of the TARC Intercompany Loan Agreement limits, qualifies, or conflicts with any similar provision of this Agreement, such provision of the TARC Intercompany Loan Agreement shall control.

              (o) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR

       HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

              IN WITNESS WHEREOF, the Company and the Lender have executed this Agreement as of the date first above written.



                                             TRANSAMERICAN REFINING CORPORATION



                                             By:
                                                 -------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------



                                             TRANSAMERICAN ENERGY CORPORATION,
                                             as Lender



                                             By:
                                                 -------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------



                                             By:
                                                 -------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------

                                                                       EXHIBIT A

                             PERFECTION CERTIFICATE

              The undersigned, Vice President of TransAmerican Refining Corporation, a Texas corporation (the "Company"), hereby certify with reference to the Security and Pledge Agreement dated as of June 13, 1997 between the Company and TransAmerican Energy Corporation, as Lender (terms defined therein being used herein as therein defined), to the Lender as follows:

       Section 1. Names.

              (a) The exact corporate name of the Company, as it appears in its certificate of incorporation is as follows:

                     TransAmerican Refining Corporation

              (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

                     n/a

              (c) The Company has not changed its identity or corporate structure in any way within the past five years except:

                     n/a

              (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

                     n/a

       Section 2. Current Locations.

              (a) The chief executive office of the Company is located at the following address:

              Mailing Address                            County        State
              ---------------                            ------        -----

              1300 N. Sam Houston Parkway East           Harris        Texas
              Houston, 77032


              (b) The following are all the places of business of the Company not identified above:


              Mailing Address              County               State
              ---------------              ------               -----

              14902 River Road             St. Charles          Louisiana
              New Sarpy, 70078

       Section 3. Prior Locations. Set forth below is the information required by subparagraphs (a) and (b) of Section 2 with respect to each location or place of business maintained by the Company at any time during the past five years:

              n/a



       Section 4. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 4(a) hereto has been duly filed in the UCC filing office in each jurisdiction identified in Section 2 hereof. The Company will deliver a true copy of each such filing duly acknowledged by the filing officer as soon as practicable after the date hereof.

       Section 5. Schedule of Filings. Attached hereto as Schedule 5 is a schedule setting forth filing information with respect to the filings described in Section 4 above.

       Section 6. Filings Fees. All filing fees and taxes payable in connection with the filings described in Section 4 above have been paid.

              IN WITNESS WHEREOF, the undersigned have hereunto set their hands this ___ day of June, 1997 in the respective capacities indicated below their signatures.





                                             -----------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                                                   SCHEDULE 2(b)

                               PLEDGED COLLATERAL



================================================================================
                                                                     Percentage
                               Stock                      Number        of
  Stock        Class of      Certificate       Par          of       Outstanding
 Issuer         Stock          No.(s)         Value       Shares       Shares
 ------         -----          ------         -----       ------       ------
================================================================================

--------------------------------------------------------------------------------

================================================================================

                                                                   SCHEDULE 4(a)


                           DESCRIPTION OF COLLATERAL


All of the Debtor's right, title and interest in, to and under any and all of the following described property, assets and rights, in each case, wherever located, whether now owned or hereafter acquired or arising, all accessions and additions thereto, all substitutions and replacements therefor, and all proceeds and products thereof and assigns all rights in and to all collateral securing the following described property, assets and rights:

                     (i) all personal and fixture property of every kind and nature including, without limitation, all furniture, fixtures, raw materials, goods, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments (including certificated securities), deposit accounts and all general intangibles including, without limitation, all uncertificated securities, tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics (any and all such property being the "UCC Collateral"); provided, however, that nothing herein shall be construed to include within, and there is expressly excluded from, the UCC Collateral, any now owned or hereafter acquired equipment, inventory or receivables ;

                     (ii) all of the issued and outstanding shares of common stock identified on Schedule 2(b) attached hereto of any other subsidiary of the Debtor presently existing or hereafter created or acquired (the "Pledged Subsidiaries") therein set forth;

                     (iii) all other shares of common stock or other equity securities now or hereafter acquired by the Debtor in any manner issued by the Pledged Subsidiaries, and the certificates representing such securities, and any present or future options, warrants or other rights to subscribe for or purchase any property described in Section 2(b)(i) or any notes, bonds, debentures or other evidences of indebtedness now or hereafter owned or acquired by the Debtor in any manner that (A) are at any time convertible, exchangeable or exercisable into capital stock or other equity securities of the Pledged Subsidiaries or (B) have or at any time could by their terms have voting rights with respect to any matter affecting the Pledged Subsidiaries and all securities, certificates and instruments representing or evidencing ownership of any of the property described in Section 2(b) hereof;

                     (iv) all proceeds and products of the foregoing and distributions thereof or with respect thereto, including without limitation dividends, distributions, cash, instruments and other property or securities, now or hereafter at any time or from time to time received or receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the foregoing; and

                     (v) The disbursement account (the "Disbursement Account") maintained at Firstar Bank of Minnesota, N.A., more specifically described on Schedule I, owned by the Debtor and created by that certain Disbursement Agreement by and among the Debtor, the Secured Party, the disbursement agent named therein and the construction supervisor named therein, as amended pursuant to the terms thereof, and all investments, securities, financial assets credited thereto and security entitlements with respect thereto, and all certificates and instruments, if any, from time to time representing or evidencing the Disbursement Account or any property credited thereto, whether now owned by the Debtor or existing or hereafter acquired, created or arising including the proceeds thereof (the "Assigned Collateral" and, together with the UCC Collateral and the Pledged Collateral, the "Collateral").

Notwithstanding anything herein to the contrary, the stock of any Unrestricted Subsidiary shall not constitute Collateral hereunder.

                                                                      SCHEDULE 5


                              SCHEDULE OF FILINGS

Debtor        Filing Officer               File Number                 Date(1)
------        --------------               -----------                 -------





--------------------

(1) Indicate lapse date, if other than fifth anniversary.



                                       1